KRAMER LEVIN NAFTALIS & FRANKEL LLP
                                919 THIRD AVENUE
                           NEW YORK, N.Y. 10022 - 3852


TEL (212) 715-9100                                      47, Avenue Hoche
FAX (212) 715-8000                                         75008 Paris
                                                             France

                               October 15, 2001

The Victory Portfolios
Gradison Government Reserves Fund
3435 Stelzer Road
Columbus, Ohio  43219

            Re: The Victory Portfolios; Opinion of counsel relating to the U.S. Government Obligations Fund
                  ------------------------------------------------------

Dear Ladies and Gentlemen:

            Reference is made to the Agreement and Plan of Reorganization and Termination dated as of May 23, 2001 (the "Agreement") whereby substantially all of the then-existing assets of the U.S. Government Obligations Fund, a series portfolio of The Victory Portfolios (the "Trust"), a Delaware business trust, will be transferred to the Gradison Government Reserves Fund, a series portfolio of the Trust (the "Acquiring Fund"), in exchange for (a) the assumption of substantially all of the Target's obligations and liabilities and (b) the issuance and delivery to the Target of full and fractional shares of Trust Shares and Class G Shares of the Acquiring Fund (as described in the Agreement), such shares to be distributed by the Target pro rata to its shareholders upon its liquidation. The shares to be issued have been registered with the Securities and Exchange Commission (the "Commission") pursuant to a Registration Statement on Form N-14, File No. 333-62136, under the Securities Act of 1933, as amended (the "1933 Act"), filed on June 1, 2001 (the "Registration Statement").

            The transactions contemplated by the Agreement constitute a "Reorganization" of the Target. The Agreement was approved by the Board of Trustees of the Trust on May 23, 2001 and by the Target's shareholders at a special meeting of shareholders called for that purpose on September 13, 2001 and reconvened on September 27, 2001.

            We have reviewed the Trust's Certificate of Trust, Trust Instrument (the "Governing Instrument"), By-Laws, resolutions of the Trustees and Registration Statement (including exhibits thereto). We have also made such inquiries and have examined originals, certified copies or copies otherwise identified to our satisfaction of such documents, records and other instruments as we have deemed necessary or appropriate for the purposes of this opinion. For purposes of such examination, we have assumed the genuineness of all signatures on original documents and the conformity to the original documents of all copies submitted. As to various matters of fact relevant to our opinion, we have relied on representations and certificates of officers and other representatives of the Trust, including the representations and warranties

Kramer Levin Naftalis & Frankel LLP
The Victory Portfolios
October 15, 2001
Page 2

contained in the Agreement and in certificates delivered pursuant thereto, public officials and others. In addition, we have assumed that the representations to be made as of the closing date by the Trust will be made in a form acceptable to us and that the Trust's activities in connection with the Agreement and the transactions contemplated therein have been and will be conducted in the manner provided in such documents and as set forth herein. Capitalized terms used, but not defined, herein shall have the respective meanings ascribed to them in the Agreement unless the context otherwise requires.

            The opinion set forth below is subject to the qualification that the indemnification and contribution provisions of the Agreement may be unenforceable as a matter of public policy.

            We are members of the Bar of the State of New York and are not experts as to the laws of any other state or jurisdiction other than the Federal laws of the United States of America. As to matters of Delaware law, we have relied without any investigation upon the opinion of Morris, Nichols, Arsht & Tunnel (a copy of which is attached) and our opinion is subject to all of the same assumptions and qualifications contained therein. Based upon and subject to the foregoing and the last two paragraphs of this opinion, and provided that the Reorganization occurs in accordance with the terms of the Agreement, we are of the opinion that:

            1. The Trust is a duly formed and validly existing business trust in good standing under the laws of the State of Delaware with all the requisite business trust power and authority to carry on its business and to own its property and assets as described in the Governing Instrument, and the Target is a validly existing series of the Trust;

            2. The Agreement (a) has been duly authorized and executed by the Trust on behalf of the Target and (b) is a legal, valid and binding obligation of the Target, enforceable against the Target in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and remedies, as from time to time in effect, (ii) application of equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) principles of course of dealing or course of performance and standards of good faith, fair dealing, materiality and reasonableness that may be applied by a court to the exercise of rights and remedies;

            3. The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated by the Agreement will not,
(a) materially violate the Trust's Trust Instrument or By-laws or any provision of any agreement known to us to which the Trust (with respect to the Target) is a party or by which it is bound or (b) to our knowledge, result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree known to us to which the Trust (with respect to the Target) is a party or by which it (with respect to the Target) is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by the Trust;

Kramer Levin Naftalis & Frankel LLP
The Victory Portfolios
October 15, 2001
Page 3

            4. To our knowledge, no consent, approval, authorization or order of any Delaware, New York or Federal Court or governmental authority of the State of Delaware, the State of New York or the United States of America is required for the consummation by the Trust on behalf of the Target of the transactions contemplated by the Agreement, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act");

            5. The Trust is duly registered as a open-end management investment company under the 1940 Act, and to the best of our knowledge, no order has been issued or proceeding instituted to suspend such registration; and

            6. To our knowledge, (a) no litigation, administrative proceeding or investigation of or before any court or governmental body is pending or threatened as to the Trust (with respect to the Target) or any of its properties or assets attributable or allocable to the Target and (b) the Trust (with respect to the Target) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Target's business, except as set forth in this opinion or as otherwise disclosed in writing to and accepted by the Trust.

            Whenever in this opinion we refer to "our knowledge" or "known to us," we mean the actual knowledge, without independent inquiry or investigation, of those members of our firm who have devoted substantive attention to the Agreement and the transactions contemplated thereby.

            We consent to the filing of a copy of this opinion with the Commission as an exhibit to a post-effective amendment to the Registration Statement. Except as provided in this paragraph, this opinion is solely for your information and is not to be quoted in whole or in part, summarized or otherwise referred to, nor is it to be filed with or supplied to or relied upon by any governmental agency or other person, without the prior written consent of this firm. This opinion is as of the date hereof and is based on our understandings and assumptions as to present facts and on the application of law as the same exist on the date hereof . We disclaim any responsibility to update or supplement this opinion after the date hereof for the benefit of any person or entity with respect to any events or state of facts which may hereafter come to our attention, or any changes in statutes or regulations or any court decisions which may hereafter occur or take effect.

                                    Very truly yours,

                                    /s/ Kramer Levin Naftalis & Frankel LLP

               [Letterhead of Morris, Nichols, Arsht & Tunnell]







                               October 15, 2001





Kramer, Levin, Naftalis & Frankel LLP
919 Third Avenue
New York, NY   10022

            Re:   The Victory Portfolios
                  ----------------------

Ladies and Gentlemen:

            We  have  acted  as  special   Delaware  counsel  to  The  Victory
Portfolios, a Delaware business trust (the "Trust"), in connection with certain matters relating to the formation of the Trust and the execution by the Trust of that certain Agreement and Plan of Reorganization and Termination dated as of May 23, 2001 (the "Agreement and Plan") between the Trust, on behalf of Gradison Government Reserves Fund, a Series of the Trust ("Acquiring Fund"), and the Trust, on behalf of U.S. Government Obligations Fund, a Series of the Trust ("Target"). Capitalized terms used herein and not otherwise herein defined are used as defined in the Amended and Restated Trust Instrument of the Trust dated as of March 27, 2000 (the "Governing Instrument").

            We understand that, pursuant to the Agreement and Plan and subject to the conditions set forth therein, Shares of the Acquiring Fund will be distributed to the Shareholders of the Target in connection with the liquidation and termination of the Target.

            In rendering  this opinion,  we have examined and relied on copies of the following documents, each in the form provided to us: the Agreement and Plan; the Certificate of Trust of the Trust as filed in the Office of the Secretary of State of the State of Delaware (the "State Office") on December 21, 1995 (the "Certificate"); the Governing Instrument; the Trust Instrument of the Trust dated December 6, 1995, as amended on February 19, 1997 and October 23, 1997 (as originally adopted and as so amended, the "Original Governing Instrument"); the Bylaws of the Trust; Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A of The Victory Portfolios, a Massachusetts business trust and the predecessor to the Trust (the "Predecessor Trust") by which the Trust adopted such Registration Statement and the Predecessor Trust's Notification of Registration and Registration Statement under the Investment Company Act of 1940, as filed with the
Securities and Exchange Commission on December 28, 1995; the Trust's Registration Statement on Form N-14 as filed with the Securities and Exchange

Kramer, Levin, Naftalis & Frankel LLP
October 15, 2001
Page 2




Commission on June 1, 2001, to which the Agreement and Plan is attached as an exhibit (the "Registration Statement"); certain resolutions of the Trustees of the Trust including resolutions dated December 6, 1995 relating to the organization of the Trust, resolutions dated October 8, 1998, October 9, 1998, August 8, 2001 and May 23, 2001 relating to the establishment of the Target and the Acquiring Fund and Classes of Shares thereof and resolutions dated May 23, 2001 relating to the approval and authorization of the Agreement and Plan by the Trustees of the Trust (such resolutions, together with the Governing Instrument, the Bylaws of the Trust and the Registration Statement are herein referred to as the "Governing Documents"); a Certificate of Assistant Secretary of the Trust dated on or about the date hereof (the "Certificate of Assistant Secretary") certifying as to the Governing Instrument and the due adoption of the resolutions referenced above; an Incumbency Certificate for the Trust; and a certification of good standing of the Trust obtained as of a recent date from the State Office. In such examinations, we have assumed the genuineness of all signatures, the conformity to original documents of all documents submitted to us as copies or drafts of documents to be executed, and the legal capacity of natural persons to complete the execution of documents. We have further assumed for purposes of this opinion: (i) except to the extent addressed in our opinion in paragraph 2, below, the due authorization, execution and delivery by, or on behalf of, each of the parties thereto of the above-referenced agreements, instruments, certificates and other documents, and of all documents contemplated by the Governing Documents to be executed by investors desiring to become Shareholders; (ii) the satisfaction of all conditions precedent to the issuance of Shares pursuant to the Agreement and Plan and compliance with all other terms, conditions and restrictions set forth in the Agreement and Plan and the Governing Documents in connection with the issuance of Shares; (iii) that appropriate notation of the names and addresses of, the number of Shares held by, and the consideration paid by, Shareholders will be maintained in the appropriate registers and other books and records of the Trust in connection with the issuance or transfer of Shares; (iv) that, subsequent to the filing of the Certificate, no event has occurred, or prior to the issuance of Shares pursuant to the Agreement and Plan will occur, that would cause a termination or dissolution of the Trust under Sections 11.04 or 11.05 of the Governing Instrument or Sections 11.04 or
11.05 of the Original Governing Instrument, as applicable; (v) that, subsequent to the filing of the Certificate, no event has occurred, or prior to the issuance of Shares pursuant to the Agreement and Plan will occur, that would cause a termination or dissolution of the Target under Sections 2.06 or
11.04 of the Governing Instrument or Sections 2.06 or 11.04 of the Original Governing Instrument; (vi) that the activities of the Trust have been and will be conducted in accordance with the terms of the Governing Instrument or the Original Governing Instrument, as applicable, and the Delaware Business Trust Act, 12 Del. C. ss.ss. 3801 et seq. (the "Delaware Act"); (vii) that the final form of the Agreement and Plan is in substantially the form presented to the Trustees of the Trust for approval; (viii) that the resolutions attached as Exhibit C to the Certificate of Assistant Secretary are in the form adopted by the Board of Trustees of the Trust at the Board Meeting held on August 8, 2001; and (ix) that each of the documents examined by us is in full force and effect, expresses the entire understanding of the parties thereto with respect to the subject matter thereof and has not been amended, supplemented or otherwise modified, except as herein referenced. No opinion is expressed herein with respect to the requirements of, or compliance with, federal or state securities or blue sky laws. Further, we express no opinion

Kramer, Levin, Naftalis & Frankel LLP
October 15, 2001
Page 3




on the sufficiency or accuracy of the Registration Statement, or any other registration or offering documentation relating to the Trust or the Shares. As to any facts material to our opinion, other than those assumed, we have relied without independent investigation on the above-referenced documents and on the accuracy, as of the date hereof, of the matters therein contained. For purposes of our opinion in paragraph 4, below, (i) we refer only to required consents, approvals, authorizations and orders of any governmental authority of the State of Delaware that are of general application and, in our experience, normally applicable to transactions of the type contemplated by the Agreement and Plan and (ii) with respect to our opinion as to required consents, approvals, authorizations and orders of any court, we have relied exclusively on a review of the docket entries on record on October 9, 2001 (and as of the time of such review) identifying the Trust as a defendant party of the Superior Court of the State of Delaware, New Castle County, the Court of Chancery of the State of Delaware, New Castle County, the United States District Court for the District of Delaware and the United States Bankruptcy Court for the District of Delaware (each individually, a "Delaware Court"). Where any opinion is qualified by "to our knowledge," the quoted phrase means the present cognitive awareness of attorneys of this firm actively involved in the preparation of this opinion.

            Based on and subject to the foregoing, and limited in all respects to matters of Delaware law, it is our opinion that:

            1. The Trust is a duly formed and validly existing business trust in good standing under the laws of the State of Delaware with all requisite business trust power and authority to carry on its business and to own its property and assets as described in the Governing Instrument. The Target is a validly existing Series of the Trust.

            2. The Agreement and Plan (a) has been duly authorized and executed by the Trust on behalf of the Target and (b) is a legal, valid and binding obligation of the Target, enforceable against the Target in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and remedies, as from time to time in effect,
(ii) application of equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) principles of course of dealing or course of performance and standards of good faith, fair dealing, materiality and reasonableness that may be applied by a court to the exercise of rights and remedies.

            3. The execution and delivery of the Agreement and Plan by the Trust on behalf of the Target did not, and the consummation of the transactions contemplated thereby by the Trust on behalf of the Target will not, result in a violation of the Governing Instrument or the Bylaws of the Trust.

            4. To our knowledge, no consent, approval, authorization or order of any Delaware Court or governmental authority of the State of Delaware is required for the

Kramer, Levin, Naftalis & Frankel LLP
October 15, 2001
Page 4




consummation by the Trust on behalf of the Target of the transactions contemplated by the Agreement and Plan.

            We understand that you wish to rely on this opinion as to certain matters of Delaware law in connection with the rendering of your opinion to the Acquiring Fund relating to the transactions contemplated hereby, and we hereby consent to such reliance. We also consent to the filing of a copy of this opinion with the Securities and Exchange Commission as an exhibit to a post-effective amendment to the Registration Statement. In giving this consent, we do not thereby admit that we come within the category of person whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange
Commission thereunder. Except as provided in this paragraph, this opinion may not be relied on by any person or entity or for any purpose without our prior written consent. This opinion speaks only as of the date hereof and is based on our understandings and assumptions as to present facts, and on the application of Delaware law as the same exist on the date hereof, and we undertake no obligation to update or supplement this opinion after the date hereof for the benefit of any person or entity with respect to any facts or circumstances that may hereafter come to our attention or any changes in facts or law that may hereafter occur or take effect.

                                    Sincerely,

                                    MORRIS, NICHOLS, ARSHT & TUNNELL

                                    /s/ Morris, Nichols, Arsht & Tunnell

                      KRAMER LEVIN NAFTALIS & FRANKEL LLP
                               919 THIRD AVENUE
                          NEW YORK, N.Y. 10022 - 3852


TEL (212) 715-9100                                        47, Avenue Hoche
FAX (212) 715-8000                                           75008 Paris
                                                               France

                               October 15, 2001

The Victory Portfolios
U.S. Government Obligations Fund
3435 Stelzer Road
Columbus, Ohio  43219

            Re: The Victory Portfolios; Opinion of counsel relating to the Gradison Government Reserves Fund
                  --------------------------------------------------------

Dear Ladies and Gentlemen:

            Reference is made to the Registration Statement on Form N-14, File No. 333-62136, under the Securities Act of 1933, as amended (the "1933 Act"), filed with the Securities and Exchange Commission (the "Commission") on June 1, 2001, registering shares of beneficial interest, par value $0.001 (the "Shares"), of The Victory Portfolios (the "Trust"), a Delaware business trust (the "Registration Statement"). The Shares are to be issued in connection with an Agreement and Plan of Reorganization and Termination dated as of May 23, 2001 (the "Agreement") whereby substantially all of the then-existing assets of the U.S. Government Obligations Fund, a series portfolio of the Trust (the "Target"), will be transferred to the Gradison Government Reserves Fund, a series portfolio of the Trust (the "Acquiring Fund"), in exchange for (a) the assumption of substantially all of the Target's obligations and liabilities and (b) the issuance and delivery to the Target of full and fractional shares of Trust Shares and Class G Shares of the Acquiring Fund (as described in the Agreement), such shares to be distributed by the Target pro rata to its shareholders upon its liquidation.

            The transactions contemplated by the Agreement constitute a "Reorganization" of the Target. The Agreement was approved by the Board of Trustees of the Trust on May 23, 2001 and by the Target's shareholders at a special meeting of shareholders called for that purpose on September 13, 2001 and reconvened on September 27, 2001.

            We have reviewed the Trust's Certificate of Trust, Trust Instrument (the "Governing Instrument"), By-Laws, resolutions of the Trustees and Registration Statement (including exhibits thereto). We have also made such inquiries and have examined originals, certified copies or copies otherwise identified to our satisfaction of such documents, records and other instruments as we have deemed necessary or appropriate for the purposes of this opinion. For purposes of such examination, we have assumed the genuineness of all signatures on original documents and the conformity to the original documents of all copies submitted. As to various matters of fact relevant to our opinion, we have relied on representations and certificates of

KRAMER LEVIN NAFTALIS & FRANKEL LLP
The Victory Portfolios
October 15, 2001
PAGE 2



officers and other representatives of the Trust, including the representations and warranties contained in the Agreement and in certificates delivered pursuant thereto, public officials and others. In addition, we have assumed that the representations to be made as of the closing date by the Trust will be made in a form acceptable to us and that the Trust's activities in connection with the Agreement and the transactions contemplated therein have been and will be conducted in the manner provided in such documents and as set forth herein. Capitalized terms used, but not defined, herein shall have the respective meanings ascribed to them in the Agreement unless the context otherwise requires.

            The opinion set forth below is subject to the qualification that the indemnification and contribution provisions of the Agreement may be unenforceable as a matter of public policy.

            We are members of the Bar of the State of New York and are not experts as to the laws of any other state or jurisdiction other than the Federal laws of the United States of America. As to matters of Delaware law, we have relied without any investigation upon the opinion of Morris, Nichols, Arsht & Tunnel (a copy of which is attached) and our opinion is subject to all of the same assumptions and qualifications contained therein. Based upon and subject to the foregoing and the last two paragraphs of this opinion, and provided that the Reorganization occurs in accordance with the terms of the Agreement, we are of the opinion that:

            1. The Trust is a duly formed and validly existing business trust in good standing under the laws of the State of Delaware with all the requisite business trust power and authority to carry on its business and to own its property and assets as described in the Governing Instrument, and the Acquiring Fund is a validly existing series of the Trust;

            2. The Agreement (a) has been duly authorized and executed by the Trust on behalf of the Acquiring Fund and (b) is a legal, valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and remedies, as from time to time in effect, (ii) application of equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) principles of course of dealing or course of performance and standards of good faith, fair dealing, materiality and reasonableness that may be applied by a court to the exercise of rights and remedies;

            3. The Shares of the Acquiring Fund to be issued and delivered to Shareholders pursuant to the terms of the Agreement have been duly authorized and, upon issuance, will be validly issued, fully paid and non-assessable;

            4. The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated by the Agreement will not,
(a) materially violate the Trust's Trust Instrument or By-laws or any provision of any agreement known to us to which the Trust (with respect to the Acquiring Fund) is a party or by which it is bound or (b) to our

KRAMER LEVIN NAFTALIS & FRANKEL LLP
The Victory Portfolios
October 15, 2001
PAGE 3


knowledge, result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree known to us to which the Trust (with respect to the Acquiring Fund) is a party or by which it (with respect to the Acquiring Fund) is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by the Trust;

            5. To our knowledge, no consent, approval, authorization or order of any Delaware, New York or Federal Court or governmental authority of the State of Delaware, the State of New York or the United States of America is required for the consummation by the Trust on behalf of the Acquiring Funds of the transactions contemplated by the Agreement, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act");

            6. The Trust is duly registered as a open-end management investment company under the 1940 Act, and to the best of our knowledge, no order has been issued or proceeding instituted to suspend such registration; and

            7. To our knowledge, (a) no litigation, administrative proceeding or investigation of or before any court or governmental body is pending or threatened as to the Trust (with respect to the Acquiring Fund) or any of its properties or assets attributable or allocable to the Acquiring Fund and (b) the Trust (with respect to the Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund's business, except as set forth in this opinion or as otherwise disclosed in writing to and accepted by the Trust.

            Whenever in this opinion we refer to "our knowledge" or "known to us," we mean the actual knowledge, without independent inquiry or investigation, of those members of our firm who have devoted substantive attention to the Agreement and the transactions contemplated thereby.

            We consent to the filing of a copy of this opinion with the Commission as an exhibit to a post-effective amendment to the Registration Statement. Except as provided in this paragraph, this opinion is solely for your information and is not to be quoted in whole or in part, summarized or otherwise referred to, nor is it to be filed with or supplied to or relied upon by any governmental agency or other person, without the prior written consent of this firm. This opinion is as of the date hereof and is based on our understandings and assumptions as to present facts and on the application of law as the same exist on the date hereof . We disclaim any responsibility to update or supplement this opinion after the date hereof for the benefit of any person or entity with respect to any events or state of facts which may hereafter come to our attention, or any changes in statutes or regulations or any court decisions which may hereafter occur or take effect.

                                    Very truly yours,

                                    /s/ Kramer Levin Naftalis & Frankel LLP

               [Letterhead of Morris, Nichols, Arsht & Tunnell]




                               October 15, 2001





Kramer, Levin, Naftalis & Frankel LLP
919 Third Avenue
New York, NY   10022

            Re:   The Victory Portfolios
                  ----------------------

Ladies and Gentlemen:

            We  have  acted  as  special   Delaware  counsel  to  The  Victory
Portfolios, a Delaware business trust (the "Trust"), in connection with certain matters relating to the formation of the Trust and the execution by the Trust of that certain Agreement and Plan of Reorganization and Termination dated as of May 23, 2001 (the "Agreement and Plan") between the Trust, on behalf of Gradison Government Reserves Fund, a Series of the Trust ("Acquiring Fund"), and the Trust, on behalf of U.S. Government Obligations Fund, a Series of the Trust ("Target"). Capitalized terms used herein and not otherwise herein defined are used as defined in the Amended and Restated Trust Instrument of the Trust dated as of March 27, 2000 (the "Governing Instrument").

            We understand that, pursuant to the Agreement and Plan and subject to the conditions set forth therein, Shares of the Acquiring Fund will be distributed to the Shareholders of the Target in connection with the liquidation and termination of the Target.

            In rendering  this opinion,  we have examined and relied on copies of the following documents, each in the form provided to us: the Agreement and Plan; the Certificate of Trust of the Trust as filed in the Office of the Secretary of State of the State of Delaware (the "State Office") on December 21, 1995 (the "Certificate"); the Governing Instrument; the Trust Instrument of the Trust dated December 6, 1995, as amended on February 19, 1997 and October 23, 1997 (as originally adopted and as so amended, the "Original Governing Instrument"); the Bylaws of the Trust; Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A of The Victory Portfolios, a Massachusetts business trust and the predecessor to the Trust (the "Predecessor Trust") by which the Trust adopted such Registration Statement and the Predecessor Trust's Notification of Registration and Registration Statement under the Investment Company Act of 1940, as filed with the
Securities and Exchange Commission on December 28, 1995; the Trust's Registration Statement on Form N-14 as filed with the Securities and Exchange



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Page 2



Commission on June 1, 2001, to which the Agreement and Plan is attached as an exhibit (the "Registration Statement"); certain resolutions of the Trustees of the Trust including resolutions dated December 6, 1995 relating to the organization of the Trust, resolutions dated October 8, 1998, October 9, 1998, August 8, 2001 and May 23, 2001 relating to the establishment of the Target and the Acquiring Fund and Classes of Shares thereof and resolutions dated May 23, 2001 relating to the approval and authorization of the Agreement and Plan by the Trustees of the Trust (such resolutions, together with the Governing Instrument, the Bylaws of the Trust and the Registration Statement are herein referred to as the "Governing Documents"); a Certificate of Assistant Secretary of the Trust dated on or about the date hereof (the "Certificate of Assistant Secretary") certifying as to the Governing Instrument and the due adoption of the resolutions referenced above; an Incumbency Certificate for the Trust; and a certification of good standing of the Trust obtained as of a recent date from the State Office. In such examinations, we have assumed the genuineness of all signatures, the conformity to original documents of all documents submitted to us as copies or drafts of documents to be executed, and the legal capacity of natural persons to complete the execution of documents. We have further assumed for purposes of this opinion: (i) except to the extent addressed in our opinion in paragraph 2, below, the due authorization, execution and delivery by, or on behalf of, each of the parties thereto of the above-referenced agreements, instruments, certificates and other documents, and of all documents contemplated by the Governing Documents to be executed by investors desiring to become Shareholders; (ii) the satisfaction of all conditions precedent to the issuance of Shares pursuant to the Agreement and Plan and compliance with all other terms, conditions and restrictions set forth in the Agreement and Plan and the Governing Documents in connection with the issuance of Shares; (iii) that appropriate notation of the names and addresses of, the number of Shares held by, and the consideration paid by, Shareholders will be maintained in the appropriate registers and other books and records of the Trust in connection with the issuance or transfer of Shares; (iv) that, subsequent to the filing of the Certificate, no event has occurred, or prior to the issuance of Shares pursuant to the Agreement and Plan will occur, that would cause a termination or dissolution of the Trust under Sections 11.04 or 11.05 of the Governing Instrument or Sections 11.04 or
11.05 of the Original Governing Instrument, as applicable; (v) that, subsequent to the filing of the Certificate, no event has occurred, or prior to the issuance of Shares pursuant to the Agreement and Plan will occur, that would cause a termination or dissolution of the Acquiring Fund under Sections
2.06 or 11.04 of the Governing Instrument or Sections 2.06 or 11.04 of the Original Governing Instrument; (vi) that the activities of the Trust have been and will be conducted in accordance with the terms of the Governing Instrument or the Original Governing Instrument, as applicable, and the Delaware Business Trust Act, 12 Del. C. ss.ss. 3801 et seq. (the "Delaware Act"); (vii) that the final form of the Agreement and Plan is in substantially the form presented to the Trustees of the Trust for approval; (viii) that the resolutions attached as Exhibit C to the Certificate of Assistant Secretary are in the form adopted by the Board of Trustees of the Trust at the Board Meeting held on August 8, 2001; and (ix) that each of the documents examined by us is in full force and effect, expresses the entire understanding of the parties thereto with respect to the subject matter thereof and has not been amended, supplemented or otherwise modified, except as herein referenced. No opinion is expressed herein with respect to the requirements of, or compliance with, federal or state securities or blue sky laws. Further, we


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express  no  opinion  on the  sufficiency  or  accuracy  of  the  Registration
Statement, or any other registration or offering documentation relating to the Trust or the Shares. As to any facts material to our opinion, other than those
assumed,   we  have   relied   without   independent   investigation   on  the
above-referenced documents and on the accuracy, as of the date hereof, of the matters therein contained. For purposes of our opinion in paragraph 5, below,
(i) we refer only to required consents, approvals, authorizations and orders of any governmental authority of the State of Delaware that are of general application and, in our experience, normally applicable to transactions of the type contemplated by the Agreement and Plan and (ii) with respect to our opinion as to required consents, approvals, authorizations and orders of any court, we have relied exclusively on a review of the docket entries on record on October 9, 2001 (and as of the time of such review) identifying the Trust as a defendant party of the Superior Court of the State of Delaware, New
Castle County, the Court of Chancery of the State of Delaware, New Castle County, the United States District Court for the District of Delaware and the
United   States   Bankruptcy   Court  for  the  District  of  Delaware   (each
individually, a "Delaware Court"). Where any opinion is qualified by "to our knowledge," the quoted phrase means the present cognitive awareness of attorneys of this firm actively involved in the preparation of this opinion.

            Based on and subject to the foregoing, and limited in all respects to matters of Delaware law, it is our opinion that:

            1. The Trust is a duly formed and validly existing business trust in good standing under the laws of the State of Delaware with all requisite business trust power and authority to carry on its business and to own its property and assets as described in the Governing Instrument. The Acquiring Fund is a validly existing Series of the Trust.

            2. The Agreement and Plan (a) has been duly authorized and executed by the Trust on behalf of the Acquiring Fund and (b) is a legal, valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and remedies, as from time to time in effect, (ii) application of equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) principles of course of dealing or course of performance and standards of good faith, fair dealing, materiality and reasonableness that may be applied by a court to the exercise of rights and remedies.

            3. The Shares of the Acquiring Fund to be issued and delivered to Shareholders pursuant to the terms of the Agreement and Plan have been duly authorized and, upon issuance, will be validly issued, fully paid and non-assessable.

            4. The execution and delivery of the Agreement and Plan by the Trust on behalf of the Acquiring Fund did not, and the consummation of the transactions contemplated thereby by the Trust on behalf of the Acquiring fund will not, result in a violation of the Governing Instrument or the Bylaws of the Trust.

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Page 5



            5. To our knowledge, no consent, approval, authorization or order of any Delaware Court or governmental authority of the State of Delaware is required for the consummation by the Trust on behalf of the Acquiring Fund of the transactions contemplated by the Agreement and Plan.

            We understand that you wish to rely on this opinion as to certain matters of Delaware law in connection with the rendering of your opinion to the Target relating to the transactions contemplated hereby, and we hereby consent to such reliance. We also consent to the filing of a copy of this opinion with the Securities and Exchange Commission as an exhibit to a post-effective amendment to the Registration Statement. In giving this consent, we do not thereby admit that we come within the category of person whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange
Commission thereunder. Except as provided in this paragraph, this opinion may not be relied on by any person or entity or for any purpose without our prior written consent. This opinion speaks only as of the date hereof and is based on our understandings and assumptions as to present facts, and on the application of Delaware law as the same exist on the date hereof, and we undertake no obligation to update or supplement this opinion after the date hereof for the benefit of any person or entity with respect to any facts or circumstances that may hereafter come to our attention or any changes in facts or law that may hereafter occur or take effect.

                                    Sincerely,


                                    MORRIS, NICHOLS, ARSHT & TUNNELL

                                    /s/ Morris, Nichols, Arsht & Tunnell